UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2013

C2E Energy, Inc.

(Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

65-1139235

(I.R.S. Employer Identification No.)

333-106299

(Commission File Number)

Design Quarter, Nicol Grove office Park

Leslie Road, Fourways 2044

South Africa

(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: +27 (11) 513-1446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On May 7, 2013, C2E Energy, Inc. paid a deposit and requested their Auditors to commence work to help the Company bring all the quarterly 10-Q and annual 10-K filings up to date. In addition to the help on the filings the Auditors will perform the audits for the 2010, 2011 and 2012 years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C2E Energy, Inc.

Date: May 7, 2013

	By:	/s/ Johannes Roux
Johannes Roux
Principal Executive Officer,
President and Director